UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2012

Date of Report (Date of earliest event reported)

DIRECTV

 (Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 964-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 11, 2012, DIRECTV Holdings LLC (“Holdings”) and DIRECTV Financing Co., Inc. (“Finance Co.” and collectively with Holdings, the “Issuers”), which are indirect, wholly-owned subsidiaries of DIRECTV, entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Bank PLC and Deutsche Bank AG, London Branch as representatives of the several underwriters signatory thereto (collectively, the “ Underwriters”). Pursuant to the Underwriting Agreement, the Issuers agreed to issue and sell, and the Underwriters agreed to purchase for resale to the public £750,000,000 aggregate principal amount of the Issuers’ 4.375% senior notes due 2029 (the “Notes”).

Indenture

On September 14, 2012, the Issuers completed their public offering of the Notes.  The Notes are governed by an Indenture, dated as of September 14, 2012 (the “Base Indenture”), as supplemented by a Supplemental Indenture, dated as of September 14, 2012 (the “First Supplemental Indenture”), each among the Issuers, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (as so supplemented, the “Indenture”).

The Notes are unsecured senior obligations of the Issuers and rank equally in right of payment with all of the Issuers’ existing and future senior debt and rank senior in right of payment to all of the Issuers’ future subordinated debt, if any.  The Notes are guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by DIRECTV, Holdings’ parent, and all of Holdings’ material existing domestic subsidiaries and by certain of its future subsidiaries on a joint and several basis (the “Guarantors”).

Among other things, the Indenture provides that the Notes are redeemable in whole or in part at the option of the Issuers at a redemption price equal to the greater of the principal amount of the Notes and a “make whole” price equal to the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on an annual basis (ACTUAL/ACTUAL (ICMA)) using a discount rate equal to the Comparable Government Bond Rate (as defined in the First Supplemental Indenture) plus 35 basis points.

The Issuers will, subject to certain exceptions and limitations set forth in the Notes, pay additional amounts on the Notes as are necessary in order that the net payment by the Issuers or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person, after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States will not be less than the amount provided in the Notes to be then due and payable.

The Indenture contains customary covenants, including restrictions on the ability of Holdings or any of its subsidiaries to create liens and on the ability of Holdings and certain Guarantors to consolidate, merge or convey or transfer substantially all of their assets.  The indenture also contains customary events of default and provides that any Guarantor may be automatically released from its obligations under the terms specified in the Indenture.

In connection with the offering of the Notes, Holdings entered into cross-currency swaps to effectively convert its £750 million aggregate principal amount of fixed-rate British pound sterling denominated debt, including annual interest payments and the payment of principal at maturity, to fixed-rate U.S. dollar denominated debt.

The net proceeds from this offering were approximately £736 million (approximately $1,185 million), after expenses and underwriting commissions.  The Issuers intend to use the net proceeds from this offering for general corporate purposes, which may include a distribution to the Issuers’ parent which it may use to fund its share repurchase plan or for other corporate purposes. Interest accrues on the Notes from September 14, 2012 and interest will be paid annually in cash in arrears on September 14 of each year commencing on September 14, 2013.  The press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes were offered and sold by the Issuers pursuant to a registration statement on Form S-3 (File No. 333-168705) (the “Registration Statement”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.  The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 hereto and to the full text of the First Supplemental Indenture, which is filed as Exhibit 4.2 hereto.  Each of the foregoing documents is incorporated by reference herein.

In connection with the offering of the Notes, the Issuers are filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes.  Such opinion is incorporated by reference into the Registration Statement.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure under Item 1.01 above under the heading “Indenture” of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
1.1

Underwriting Agreement, dated September 11, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and Barclays Bank PLC and Deutsche Bank AG, London Branch, as representatives of the several underwriters signatory thereto.

4.1

Indenture, dated as of September 14, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2

First Supplemental Indenture, dated as of September 14, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.375% Notes due 2029 (included in Exhibit 4.2).
5.1	Opinion of Weil, Gotshal and Manges LLP.
99.1	Press Release, dated September 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV

	By:	/s/ Keith U. Landenberger
Name: Keith U. Landenberger
Title: Senior Vice President

Date: September 14, 2012

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated September 11, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and Barclays Bank PLC and Deutsche Bank AG, London Branch, as representatives of the several underwriters signatory thereto.

4.1

Indenture, dated as of September 14, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2

First Supplemental Indenture, dated as of September 14, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.375% Notes due 2029 (included in Exhibit 4.2)
5.1	Opinion of Weil, Gotshal and Manges LLP.
99.1	Press Release, dated September 14, 2012.